Exhibit 99.1

RECEIVABLES PURCHASE AGREEMENT

by and between

WORLD OMNI FINANCIAL CORP.

and

WORLD OMNI AUTO RECEIVABLES LLC

Dated as of May 29, 2013

i

EXHIBIT A	Form of Initial RPA Assignment
EXHIBIT B	Form of Subsequent Transfer RPA Assignment
SCHEDULE I	Schedule of Receivables

ii

RECEIVABLES PURCHASE AGREEMENT

This RECEIVABLES PURCHASE AGREEMENT dated as of May 29, 2013, is between World Omni Financial Corp., a Florida corporation (“World Omni”), and World Omni Auto Receivables LLC, a Delaware limited liability company (“WOAR”).

WHEREAS, in the regular course of its business, World Omni has originated and purchased from motor vehicle dealers certain motor vehicle retail installment sale contracts secured by new and used automobiles and light-duty trucks;

WHEREAS, WOAR wishes to purchase on the date hereof and from time to time during the Funding Period, if any, certain Receivables and to transfer such Receivables to World Omni Auto Receivables Trust 2013-A (the “Trust”), which will issue and transfer to WOAR the $245,000,000 Class A-1 0.23000% Asset-Backed Notes, Series 2013-A (the “Class A-1 Notes”), the $275,000,000 Class A-2 0.43% Asset-Backed Notes, Series 2013-A (the “Class A-2 Notes”), the $270,000,000 Class A-3 0.64% Asset-Backed Notes, Series 2013-A (the “Class A-3 Notes”), the $94,934,000 Class A-4 0.87% Asset-Backed Notes, Series 2013-A (the “Class A-4 Notes”), and the $18,957,000 Class B 1.13% Asset-Backed Notes, Series 2013-A (the “Class B Notes” and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the “Notes”), with the interest and principal payments on the Notes to be secured by the Receivables, and issue and transfer to WOAR the Certificates representing fractional undivided interests in the property of the Trust including the Receivables, subject to the rights of the Indenture Trustee on behalf of the Noteholders;

WHEREAS, World Omni has agreed to make certain representations and warranties relating to the Receivables and to pay certain expenses and amounts with respect hereto; and

WHEREAS, World Omni and WOAR wish to set forth the terms pursuant to which World Omni will sell the Receivables to WOAR.

NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

ARTICLE I

Certain Definitions

SECTION 1.01 Definitions. Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings assigned them in Part I of Appendix A to the Sale and Servicing Agreement of even date herewith by and among the Trust, WOAR and World Omni, as Servicer, as it may be amended, supplemented or modified from time to time. All references herein to “the Agreement” or “this Agreement” are to this Receivables Purchase Agreement as it may be amended, supplemented or modified from time to time, the exhibits hereto and the capitalized terms used herein which are defined in such Appendix A, and all references herein to Articles, Sections and subsections are to Articles, Sections or subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement.

ARTICLE II

Conveyance of Receivables

SECTION 2.01 Conveyance of Receivables. In consideration of WOAR’s delivery to or upon the order of World Omni of the Purchase Price (as defined in Section 2.02(a) below), World Omni does hereby sell, transfer, assign, set over and otherwise convey to WOAR, without recourse (subject to the obligations of World Omni herein), (i) on the Closing Date pursuant to a written assignment substantially in the form of Exhibit A (the “Initial RPA Assignment”), and (ii) if there is a Funding Period, on each Subsequent Transfer Date (each, together with the Closing Date, a “Purchase Date”), pursuant to an assignment substantially in the form of Exhibit B (each, a “Subsequent Transfer RPA Assignment” and, together with the Initial RPA Assignment, each an “RPA Assignment”) up to the Available Purchase Amount, in each case, all right, title and interest of World Omni, whether now owned or hereafter acquired, and wherever located, in and to the following (but none of the obligations of World Omni with respect to):

(a) the Receivables identified in the applicable Schedule of Receivables to the applicable RPA Assignment (all of which are identified in World Omni’s computer files by a code indicating the Receivables are owned by the Trust and pledged to the Indenture Trustee) and all monies received thereon after the applicable Cutoff Date;

(b) the security interests in, and the liens on, the Financed Vehicles granted by Obligors in connection with the Receivables identified in the applicable RPA Assignment and any other interest of World Omni in the Financed Vehicles;

(c) any proceeds with respect to the Receivables identified in the applicable RPA Assignment from claims on any physical damage, credit life or disability insurance policies covering the Financed Vehicles or Obligors;

(d) any Financed Vehicle that shall have secured a Receivable identified in the applicable RPA Assignment and shall have been acquired by or on behalf of World Omni, WOAR, or, upon the assignment contemplated by the Sale and Servicing Agreement, the Servicer or the Trust;

(e) all “accounts,” “chattel paper,” “general intangibles” and “promissory notes” (as such terms are defined in the Uniform Commercial Code as from time to time in effect) constituting or relating to the foregoing; and

(f) the proceeds of any and all of the foregoing (including Liquidation Proceeds); provided, however, that the foregoing items (a) through (f) shall not include the Purchase Price.

SECTION 2.02 Purchase Price. (a) In consideration for the purchase of the Initial Receivables and related assets pursuant to Section 2.01 hereof, WOAR shall pay to World Omni on the Closing Date an amount equal to the aggregate Starting Principal Balances for such Initial Receivables (with respect to such Receivables, the “Purchase Price”) and World Omni shall execute and deliver to WOAR an RPA Assignment with respect to such Initial Receivables and related assets. On the Closing Date, a portion of such Purchase Price payable on such date equal to approximately $899,503,704.00 shall be paid to World Omni in immediately available funds and the balance of the Purchase Price ($41,052,345.13) shall be recorded as a capital contribution to WOAR from World Omni.

(b) In consideration for the purchase of Subsequent Receivables and related assets pursuant to Section 2.01 hereof, if any, WOAR shall pay to World Omni the aggregate Starting Principal Balances for such Subsequent Receivables (with respect to such Receivables, the “Purchase Price”) and World Omni shall execute and deliver to WOAR an RPA Assignment with respect to such Subsequent Receivables and related assets. On each Subsequent Transfer Date, if any, a portion of such Purchase Price payable on such date equal to the amount if any, specified by World Omni shall be paid to World Omni in the form of a capital contribution to WOAR and the remainder shall be paid to World Omni in immediately available funds.

SECTION 2.03 Intention of Parties. It is the intention of World Omni and WOAR that each assignment and transfer contemplated herein and by the related RPA Assignment shall constitute (and shall be construed and treated for all purposes, other than for tax purposes, as) a true and complete sale of the Receivables identified in the related RPA Assignment and other property specified in Section 2.01 hereof, conveying good title thereto free and clear of any liens and encumbrances, from World Omni to WOAR. However, in the event that any such conveyance is deemed to be a pledge to secure a loan (in spite of the express intent of the parties hereto that such conveyance constitutes, and shall be construed and treated for all purposes, other than for tax purposes, as a true and complete sale), World Omni hereby grants to WOAR a first priority perfected security interest in all of World Omni’s right, title and interest in, to and under the Receivables identified in the related RPA Assignment and other property specified in Section 2.01 hereof whether now existing or hereafter created to secure the loan deemed to be made in connection with such pledge and, in such event, this Agreement shall constitute a security agreement under applicable law.

SECTION 2.04 The Closing. Each sale and purchase of the Receivables shall take place at a closing at a place, on a date and at a time mutually agreeable to World Omni and WOAR and may occur simultaneously with the closing of any related transactions contemplated by (a) the Sale and Servicing Agreement and (b) the Indenture.

SECTION 2.05 Covenant Regarding Subsequent Receivables.If there is a Funding Period, World Omni covenants to deliver and sell to WOAR pursuant to Section 2.01 hereof, on or prior to the end of the Funding Period, Subsequent Receivables with an aggregate Starting Principal Balance less the Yield Supplement Overcollateralization Amount for such Subsequent Receivables as of the related Subsequent Cutoff Date equal to approximately the result of the Pre-Funding Account Initial Deposit divided by [RESERVED]% provided that it has originated sufficient Subsequent Receivables that satisfy the eligibility criteria specified in Section 2.03 of the Sale and Servicing Agreement.

ARTICLE III

Representations and Warranties

SECTION 3.01 Representations and Warranties of WOAR. WOAR hereby represents and warrants to World Omni as of each Purchase Date:

(a) Organization and Good Standing. WOAR has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Receivables.

(b) Due Qualification. WOAR is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary material licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications, except where the failure to be so qualified or to have obtained such licenses or approvals would not have a material adverse effect on WOAR’s earnings, business affairs or business prospects.

(c) Power and Authority. WOAR has the requisite power and authority to execute and deliver this Agreement and to carry out its terms, and the execution, delivery and performance of this Agreement have been duly authorized by WOAR by all necessary action.

(d) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the limited liability company agreement of WOAR; (ii) breach, conflict with or violate any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which WOAR is a party or by which it is bound; (iii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than the Sale and Servicing Agreement, the Indenture and the Trust Agreement); or (iv), to the best of WOAR’s knowledge, violate any order, rule or regulation applicable to WOAR of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over WOAR or its properties except, in the case of clauses (ii), (iii) and (iv), for such breaches, defaults, conflicts, liens or violations that would not have a material adverse effect on WOAR’s earnings, business affairs or business prospects.

(e) No Proceedings. To the best of WOAR’s knowledge, there are no proceedings or investigations pending or threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over WOAR or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that could reasonably be expected to materially and adversely affect the performance by WOAR of its obligations under, or the validity or enforceability of, this Agreement or (iv) which could reasonably be expected to adversely affect the federal or state income tax attributes of the Notes or the Certificates.

SECTION 3.02 Representations and Warranties of World Omni. (a) World Omni hereby represents and warrants to WOAR as of each Purchase Date:

(i) Organization and Good Standing. World Omni has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Florida, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Receivables.

(ii) Due Qualification. World Omni is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary material licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications, except where the failure to be so qualified or to have obtained such licenses or approvals would not have a material adverse effect on World Omni’s earnings, business affairs or business prospects.

(iii) Power and Authority. World Omni has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action.

(iv) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of World Omni, (ii) breach, conflict with or violate any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which World Omni is a party or by which it is bound; (iii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); or (iv), to the best of World Omni’s knowledge, violate any order, rule or regulation applicable to World Omni of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over World Omni or its properties except, in the case of clauses (ii), (iii) and (iv), for such breaches, defaults, conflicts, liens or violations that would not have a material adverse effect on World Omni’s earnings, business affairs or business prospects.

(v) No Proceedings. To World Omni’s best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over World Omni or its properties: (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (C) seeking any determination or ruling that could reasonably be expected to materially and adversely affect the performance by World Omni of its obligations under or the validity or enforceability of, this Agreement or (D) relating to World Omni and which could reasonably be expected to adversely affect the federal or state income tax attributes of the Notes or the Certificates.

(b) World Omni agrees that the representations and warranties in this Section 3.02 shall be conveyed by WOAR to the Issuing Entity under the Sale and Servicing Agreement, and pledged by the Issuing Entity to the Indenture Trustee under the Indenture. World Omni further agrees that any such Person to whom such rights are conveyed may enforce any and all remedies for the breach thereof directly against World Omni. World Omni agrees that WOAR may rely on such representations and warranties in accepting the Receivables.

ARTICLE IV

Conditions

SECTION 4.01 Conditions to Obligation of WOAR. The obligation of WOAR to purchase the Receivables on any Purchase Date is subject to the satisfaction of the following conditions:

(a) Representations and Warranties True. The representations and warranties of World Omni hereunder shall be true and correct in all material respects on such Purchase Date, and World Omni shall have performed in all material respects all obligations to be performed by it hereunder on or prior to such Purchase Date.

(b) Documents To Be Delivered by World Omni.

(i) The Assignment. On or prior to such Purchase Date, World Omni will execute and deliver an RPA Assignment.

(ii) Evidence of UCC Filing. On or prior to the tenth day following such Purchase Date, World Omni shall record and file, at its own expense, a UCC-1 financing statement in each jurisdiction required by applicable law, naming World Omni as depositor or debtor, and naming WOAR as purchaser or secured party, describing the Receivables and the other property conveyed hereby, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of such Receivables to WOAR. World Omni shall deliver a file-stamped copy or other evidence satisfactory to WOAR of such filing to WOAR on or prior to the tenth day following such Purchase Date.

(iii) Schedule of Receivables. On or prior to such Purchase Date, World Omni shall deliver the Schedule of Receivables.

(iv) Other Documents. World Omni shall deliver such other documents as WOAR may reasonably request or, with respect to Subsequent Transfers, if any, as required by Section 2.03 of the Sale and Servicing Agreement.

(c) Sale and Servicing Agreement. As a condition to each sale hereunder, World Omni agrees to make the representations and warranties to WOAR in respect of the Receivables set forth in Section 3.01 of the Sale and Servicing Agreement, and in that connection agrees to execute the Sale and Servicing Agreement. World Omni agrees that WOAR may rely on such representations and warranties in accepting the Receivables.

(d) Funding Period. The Funding Period, if any, shall not have terminated.

(e) Other Transactions. The transactions contemplated by the Sale and Servicing Agreement, the Indenture and the Trust Agreement to be consummated on or prior to the related Purchase Date shall be consummated on such date.

SECTION 4.02 Conditions to Obligation of World Omni. The obligation of World Omni to sell the Receivables to WOAR is subject to the satisfaction of the following conditions:

(a) Representations and Warranties True. The representations and warranties of WOAR hereunder shall be true and correct in all material respects as of such Purchase Date, and WOAR shall have performed in all material respects all obligations to be performed by it hereunder on or prior to such Purchase Date.

(b) Receivables Purchase Price. On such Purchase Date, WOAR shall have delivered to World Omni the Purchase Price to the extent provided in Section 2.02.

ARTICLE V

Covenants of World Omni

World Omni agrees with WOAR as follows:

SECTION 5.01 Protection of Right, Title and Interest.

(a) Filings. World Omni shall cause all financing statements and continuation statements and any other necessary documents perfecting the right, title and interest of World Omni and WOAR, respectively, in and to the Receivables and the other property conveyed hereby to be promptly filed and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of WOAR hereunder in and to the Receivables and the other property conveyed hereby. World Omni hereby authorizes the filing of such financing statements and ratifies any such financing statements filed prior to the date hereof. World Omni shall deliver to WOAR file stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

(b) Name Change. World Omni shall not change its name, identity or corporate structure in any manner that could reasonably be expected to make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-506 of the UCC, unless it shall have given WOAR at least five days’ prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

(c) Relocation. World Omni shall give WOAR at least 60 days’ prior written notice of any relocation of its principal executive office or jurisdiction of formation if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement.

(d) Notice. If at any time World Omni shall propose to sell, grant a security interest in, or otherwise transfer any interest in any Contract to any prospective purchaser, lender or other transferee, World Omni shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold to and is owned by WOAR.

SECTION 5.02 Other Liens or Interests. Except for the conveyances hereunder and under the Sale and Servicing Agreement, the Indenture, the Trust Agreement and the other Basic Documents, World Omni will not sell, pledge, assign or transfer to any Person, or grant, create, incur, assume or suffer to exist any Lien on, or any interest in, to or under the Receivables except for Liens that will be released contemporaneously with the transfer of the Receivables from World Omni to WOAR, and World Omni shall defend the right, title and interest of WOAR in, to and under the Receivables against all claims of third parties claiming through or under World Omni; provided, however, that World Omni’s obligations under this Section shall terminate upon the termination of the Trust pursuant to the Trust Agreement.

SECTION 5.03 Indemnification. World Omni shall indemnify WOAR for any liability resulting from (i) the failure of a Receivable to be originated in compliance in all material respects with all requirements of applicable federal, state and local laws and regulations thereunder, including usury laws, the federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board’s Regulations B and Z, and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws and (ii) any breach of any of its representations and warranties contained herein and any failure by World Omni to comply with its obligations under Sections 5.01 and 5.02 hereof, provided that World Omni’s repurchase obligation as set forth in Section 3.02 of the Sale and Servicing Agreement for a breach of representations and warranties set forth in Section 3.01 thereof is the sole remedy therefor, except with respect to matters set forth in (i) above. These indemnity obligations shall be in addition to any obligation that World Omni may otherwise have.

ARTICLE VI

Miscellaneous Provisions

SECTION 6.01 Obligations of World Omni. The obligations of World Omni under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

SECTION 6.02 Repurchase Events. World Omni agrees to repurchase Receivables materially and adversely affected by a breach of the representations and warranties set forth in Section 3.01 of the Sale and Servicing Agreement, all in the manner set forth in Section 3.02 of such agreement (each, a “Repurchase Event”), and in that connection agrees to execute the Sale and Servicing Agreement. This repurchase obligation of World Omni shall constitute the sole remedy of WOAR, the Trust, the Indenture Trustee, the Noteholders, the Owner Trustee or the Certificateholders against World Omni with respect to any Repurchase Event.

SECTION 6.03 WOAR Assignment of Repurchased Receivables. With respect to all Receivables repurchased by World Omni pursuant to this Agreement, WOAR shall assign, without recourse, representation or warranty, to World Omni all WOAR’s right, title and interest in and to such Receivables and all security and documents relating thereto.

SECTION 6.04 The Trust. World Omni acknowledges and agrees that (a) WOAR will, pursuant to the Sale and Servicing Agreement, sell the Receivables to the Trust and assign its rights under this Agreement to the Trust and (b) the Trust will, pursuant to the Indenture, grant the Receivables and its rights under this Agreement and the Sale and Servicing Agreement to the Indenture Trustee on behalf of the Noteholders. World Omni hereby consents to all such sales and assignments and agrees that the Trust or, if pursuant to the Indenture, the Indenture Trustee, may exercise the rights of WOAR and enforce the obligations of World Omni hereunder directly and without the consent of WOAR.

SECTION 6.05 Amendment.

(a) This Agreement may be amended from time to time, upon (i) satisfaction of the Rating Agency Condition and (ii) delivery by World Omni of an Officer’s Certificate stating such amendment will not materially and adversely affect the interest of any Noteholder or Certificateholder, by a written amendment duly executed and delivered by World Omni and WOAR, to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to add any other provision with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement or the Sale and Servicing Agreement, the Trust Agreement or the Indenture or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders in the Trust or Receivables.

(b) This Agreement may also be amended by World Omni and WOAR, with the consent of the holders of Notes evidencing not less than 50% of the Outstanding Amount of the Controlling Securities (unless (i) the interests of the Noteholders are not affected materially and adversely, (ii) an Officer’s Certificate of World Omni to that effect is delivered to the Indenture Trustee by World Omni and (iii) satisfaction of the Rating Agency Condition) and the holders of Certificates evidencing not less than 50% of the percentage interest of the Certificates (unless (i) the interests of the Certificateholders are not affected materially and adversely and (ii) an Officer’s Certificate of World Omni to that effect is delivered to the Owner Trustee by World Omni), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders in the Trust or Receivables; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Receivables or distributions that are required to be made for the benefit of Noteholders or Certificateholders or (ii) reduce the aforesaid percentage of the Notes and Certificates that is required to consent to any such amendment, without the consent of the holders of all the outstanding Notes and Certificates affected thereby.

(c) Notwithstanding any other provision of this Agreement, if the consent of the Swap Counterparty, if any, is required pursuant to the Swap Counterparty Rights Agreement to amend this Agreement, any such purported amendment shall be null and void ab initio unless the Swap Counterparty, if any, consents in writing to such amendment.

SECTION 6.06 Accountants’ Letters. World Omni will cooperate with WOAR and PricewaterhouseCoopers in making available all information and taking all steps reasonably necessary to permit PricewaterhouseCoopers to complete any review required to deliver any negative assurance or similar letter required to be delivered by it in connection with the Basic Documents.

SECTION 6.07 Waivers. No failure or delay on the part of WOAR, or any assignee of WOAR, in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

SECTION 6.08 Notices. All demands, notices and communications under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, or recognized overnight courier or by facsimile confirmed by delivery or mail as described above, and shall be deemed to have been duly given upon receipt (a) in the case of World Omni, to World Omni Financial Corp., 190 Jim Moran Blvd., Deerfield Beach, Florida 33442, (954) 429-2685, Attention: Treasurer; (b) in the case of WOAR, to World Omni Auto Receivables LLC, 190 Jim Moran Blvd., Deerfield Beach, Florida 33442, (954) 429-2685, Attention: Treasurer; and (c) in the case of the Rating Agencies, to WOAR who promptly shall post such notice to the website maintained by WOAR for notifications to nationally recognized statistical ratings organizations.

SECTION 6.09 Costs and Expenses. World Omni shall pay all expenses incident to the performance of its obligations under this Agreement and all reasonable and documented out-of-pocket costs and expenses of WOAR, excluding fees and expenses of counsel, in connection with the perfection as against third parties of WOAR’s right, title and interest in and to the Receivables and the enforcement of any obligation of World Omni hereunder.

SECTION 6.10 Representations of World Omni and WOAR. The respective agreements, representations, warranties and other statements by World Omni and WOAR set forth in or made pursuant to this Agreement or any RPA Assignment shall remain in full force and effect and will survive the sales and assignments referred to in Section 6.04.

SECTION 6.11 Confidential Information. WOAR agrees that it will neither use nor disclose to any Person the names and addresses of the Obligors, except in connection with the enforcement of WOAR’s rights hereunder, under the Receivables, under the Sale and Servicing Agreement, the Indenture, the Trust Agreement or any other Basic Document or as required by any of the foregoing or by law.

SECTION 6.12 Headings and Cross-references. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such Sections of this Agreement.

SECTION 6.13 GOVERNING LAW. THIS AGREEMENT AND THE ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER OR THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 6.14 Counterparts. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers duly authorized as of the date and year first above written.

WORLD OMNI FINANCIAL CORP.

By:	/s/ Charles M. Einhorn
Name: Charles M. Einhorn Title: Assistant Treasurer

WORLD OMNI AUTO RECEIVABLES LLC

By:	/s/ Charles M. Einhorn
Name: Charles M. Einhorn Title: Assistant Treasurer

Exhibit A

FORM OF INITIAL RPA ASSIGNMENT

As of May 29, 2013, for value received, in accordance with the Receivables Purchase Agreement dated as of the date hereof, between WORLD OMNI FINANCIAL CORP. (“World Omni”) and WORLD OMNI AUTO RECEIVABLES LLC (“WOAR”), World Omni does hereby sell, assign, transfer and otherwise convey unto WOAR, without recourse (subject to the obligations of World Omni in the Receivables Purchase Agreement), all right, title and interest of World Omni in and to (but none of the obligations of World Omni with respect to): (a) the Initial Receivables identified on the Schedule of Receivables, attached hereto (all of which are identified in World Omni’s computer files by a code indicating the Initial Receivables are owned by the Trust and pledged to the Indenture Trustee) and all monies received thereon after the Initial Cutoff Date; (b) the security interests in, and the liens on, the Financed Vehicles granted by Obligors in connection with the Initial Receivables and any other interest of World Omni in such Financed Vehicles; (c) any proceeds with respect to the Initial Receivables from claims on any physical damage, credit life or disability insurance policies covering such Financed Vehicles or Obligors; (d) any Financed Vehicle that shall have secured an Initial Receivable and shall have been acquired by or on behalf of World Omni, WOAR, or, upon the assignment contemplated by the Sale and Servicing Agreement, the Servicer or the Trust; (e) all “accounts,” “chattel paper,” “general intangibles” and “promissory notes” (as such terms are defined in the Uniform Commercial Code as from time to time in effect) constituting or relating to the foregoing; and (f) the proceeds of any and all of the foregoing (including Liquidation Proceeds); provided, however, that the foregoing items (a) through (f) shall not include the Purchase Price. The foregoing sale does not constitute and is not intended to result in any assumption by WOAR of any obligation of the undersigned to the obligors, insurers, dealers or any other person in connection with the Initial Receivables, any insurance policies or any agreement or instrument relating to any of them.

This Initial RPA Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Receivables Purchase Agreement.

Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Receivables Purchase Agreement.

Ex. A-1

IN WITNESS WHEREOF, the undersigned has caused this Initial RPA Assignment to be duly executed as of the day and year first written above.

WORLD OMNI FINANCIAL CORP. By: Name: Title:

Ex. A-2

Exhibit B

FORM OF SUBSEQUENT TRANSFER RPA ASSIGNMENT

As of             , 20    , for value received, in accordance with the Receivables Purchase Agreement dated as of May 29, 2013 between WORLD OMNI FINANCIAL CORP. (“World Omni”) and WORLD OMNI AUTO RECEIVABLES LLC (“WOAR”), World Omni does hereby sell, assign, transfer and otherwise convey unto WOAR, without recourse (subject to the obligations of World Omni in the Receivables Purchase Agreement), all right, title and interest of World Omni in and to (but none of the obligations of World Omni with respect to: (a) the Subsequent Receivables identified on the Schedule of Receivables attached hereto (all of which are identified in World Omni’s computer files by a code indicating the Subsequent Receivables are owned by the Trust and pledged to the Indenture Trustee) and all monies received thereon after the close of business on             , 20    ; (b) the security interests in, and the liens on, such Financed Vehicles granted by Obligors in connection with the Subsequent Receivables and any other interest of World Omni in the Financed Vehicles; (c) any proceeds with respect to such Subsequent Receivables from claims on any physical damage, credit life or disability insurance policies covering such Financed Vehicles or Obligors; (d) any Financed Vehicle that shall have secured such a Subsequent Receivable and shall have been acquired by or on behalf of World Omni, WOAR, or, upon the assignment contemplated by the Sale and Servicing Agreement, the Servicer or the Trust; (e) all “accounts,” “chattel paper,” “general intangibles” and “promissory notes” (as such terms are defined in the Uniform Commercial Code as from time to time in effect) constituting or relating to the foregoing; and (f) the proceeds of any and all of the foregoing (including Liquidation Proceeds); provided, however, that the foregoing items (a) through (f) shall not include the Purchase Price. The foregoing sale does not constitute and is not intended to result in any assumption by WOAR of any obligation of the undersigned to the obligors, insurers, dealers or any other person in connection with such Subsequent Receivables, any insurance policies or any agreement or instrument relating to any of them.

This Subsequent Transfer RPA Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Receivables Purchase Agreement.

Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Receivables Purchase Agreement.

Ex. B-1

IN WITNESS WHEREOF, the undersigned has caused this Subsequent Transfer RPA Assignment to be duly executed as of the day and year first above written.

WORLD OMNI FINANCIAL CORP. By: Name: Title:

Ex. B-2

SCHEDULE I

Schedule of Receivables

[To Be Delivered on or before the Closing Date]

Sch. I